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                                                                    EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-38505, 333-60083, 333-60085, and 333-64011.

                               ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
April 1, 1999